CONSENT OF LAWRENCE B. COCHRANE

     The undersigned hereby consents to the reference to him as having responsibility for the statements as to the ore reserves (1) as of December 31, 2003 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project and PT International Nickel Indonesia Tbk (“PT Inco”) and (2) as of December 31, 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project, the Goro project and PT Inco in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 under the headings “Ore Reserves and Mining Rights”, “Goro Nickel S.A.”, “Voisey’s Bay Nickel Company Limited”, “PT International Nickel Indonesia Tbk” and “Exploration and Project Development”.

     Dated the 14th day of March, 2005.

(Signed) LAWRENCE B. COCHRANE
Lawrence B. Cochrane

CONSENT OF ROBERT A. HORN

     The undersigned hereby consents to the reference to him as having responsibility for the statements as to the ore reserves of the Goro project as of December 31, 2003 in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 under the headings “Ore Reserves and Mining Rights” and “Goro Nickel S.A.”.

     Dated the 14th day of March 2005.

(Signed) ROBERT A. HORN
Robert A. Horn

CONSENT OF ROBERT C. OSBORNE

     The undersigned hereby consents to the reference to him as having responsibility for the statements as to the ore reserves of PT International Nickel Indonesia Tbk as of December 31, 2003 in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 under the headings “Ore Reserves and Mining Rights” and “PT International Nickel Indonesia Tbk.”

     Dated the 14th day of March 2005.

(Signed) ROBERT C. OSBORNE
Robert C. Osborne

CONSENT OF S. NICHOLAS SHEARD

     The undersigned hereby consents to the reference to him as having responsibility for the statements as to the ore reserves as of December 31, 2004 with respect to Inco Limited’s operations in Ontario and Manitoba, the Voisey’s Bay project, the Goro project and PT International Nickel Indonesia Tbk in the Annual Report on Form 10-K of Inco Limited for the year ended December 31, 2004 under the headings “Ore Reserves and Mining Rights”, “Goro Nickel S.A.”, “Voisey’s Bay Nickel Company Limited”, “PT International Nickel Indonesia Tbk” and “Exploration and Project Development”.

     Dated the 14th day of March, 2005.

(Signed) S. NICHOLAS SHEARD
S. Nicholas Sheard